SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 10, 2003


                      GLOBUS INTERNATIONAL RESOURCES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            NEVADA                                                88-0203697
-------------------------------                              -------------------
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)
                                                                 (Zip Code)






         80 Wall Street, Suite 915, New York, NY 10005
          -------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212)558-6100
                                 --------------
                           (Issuer's telephone number)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 4.  Changes in Registrant's Certifying Accountant.

         On October 1, 2003, Arthur Yorkes & Company resigned as the independent certified public accountant for Globus International Resources Corp. Arthur Yorkes's report on Company's financial statements for the fiscal years ended September 30, 2002 and 2001 contained a qualification for a going concern due to substantial losses that had occurred in the fiscal year September 30, 2000 and prior, in addition to capital deficiencies resulting from these losses. There has been profits reported on the two most recent fiscal years mentioned above and as of the date of this report there is no longer capital deficencies.

         There were no disagreements at any time on any matters of accounting principals or practices, financial statement disclosure, or auditing scope or procedure. The reason for Arthur Yorkes's resignation is solely due to their decision to not register as an auditor of public companies as now required of all firms.

ITEM 7.  Financial Statements and Exhibits

    (c)  Exhibits

         (1) A letter from Arthur Yorkes & Company dated October 11, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Globus International Resources Corp.



                                       By: /s/ Herman Roth
                                           -------------------------------------
                                           Herman Roth
                                           Vice President